T. Rowe Price International Funds, Inc.

T. Rowe Price International Discovery Fund

Supplement to prospectus dated March 1, 2004

The following paragraph replaces the last paragraph on page 17 of the prospectus.

Important Information About the International Discovery Fund

As of March 31, 2003, the International Discovery Fund resumed offering shares to new investors invested directly with T. Rowe Price or through full service Retirement Plan Services. The fund was closed after March 13, 2000 to preserve its ability to invest in a limited universe of rapidly growing, small- to medium-sized companies outside the United States. Given changed market conditions, the Adviser and Fund Directors concluded it was in the shareholders` interests to open the fund to new investments. However, the fund continues to remain closed to financial intermediaries that do not currently offer the fund in their program.

When deemed to be in the fund`s best interest, the fund reserves the right to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

The date of this supplement is June 11, 2004.

T. Rowe Price International Funds, Inc.

T. Rowe Price International Discovery Fund

T. Rowe Price Japan Fund

Supplement to prospectus dated March 1, 2004

Effective March 4, 2004, the first paragraph under "Who runs the funds?" on page 31 of the funds` prospectus will be replaced with the following:

General Oversight

The corporation is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the corporation`s officers. The majority of Board members are independent of T. Rowe Price International and T. Rowe Price Global Investment Services Limited ("Global Investment Services").

The Management Fee section on page 33 will be revised to include the following sentence:

T. Rowe Price International will pay Global Investment Services 60% of T. Rowe Price International`s fee for managing the Japan Fund and 50% of T. Rowe Price International`s fee attributable to the Japanese investments of the International
Discovery Fund.

The date of the above supplement is March 4, 2004.

C01-041 6/11/04